Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
We did not grant stock options to our employees, including our NEOs, in 2023 or 2024. In prior years, we have granted stock options in connection with new hires and promotions, typically on or shortly after the employee’s start date or promotion. Additionally, we have historically granted annual refresh stock option awards in the first quarter of each fiscal year, with such grants typically approved at a regularly scheduled Compensation Committee meeting during that quarter.
We do not have any formal written policies governing the timing of stock option awards, stock appreciation rights, or similar instruments with option-like features. However, when determining the timing of stock option grants, the Compensation Committee considers whether there is any material nonpublic information (“MNPI”) related to the Company. We do not seek to align the timing of stock option awards with the public disclosure of MNPI, nor have we ever timed the release of MNPI to influence the value of executive compensation.

Award Timing Method	However, when determining the timing of stock option grants, the Compensation Committee considers whether there is any material nonpublic information (“MNPI”) related to the Company.
Award Timing Predetermined	true
Award Timing MNPI Considered	true
Award Timing, How MNPI Considered	However, when determining the timing of stock option grants, the Compensation Committee considers whether there is any material nonpublic information (“MNPI”) related to the Company.
MNPI Disclosure Timed for Compensation Value	false